Exhibit 99.1

Avago Technologies Announces Intention to Redeem

Senior Fixed Rate Notes and Senior Floating Rate Notes

SAN JOSE, Calif., and SINGAPORE, October 23, 2009 — Avago Technologies Limited (Nasdaq: AVGO), today announced that its wholly owned subsidiaries, Avago Technologies Finance Pte. Ltd., Avago Technologies U.S. Inc. and Avago Technologies Wireless (U.S.A.) Manufacturing Inc. (the “Issuers”) intend to redeem all of their remaining 10-1/8% Senior Notes due 2013 (the “Senior Notes”), and Senior Floating Rate Notes due 2013 (the “Floating Rate Notes” and, together with the Senior Notes, the “Notes”).

The redemption date for the Notes is expected to be December 1, 2009. The Issuers intend to redeem the remaining $318,496,000 of the Senior Notes at a redemption price equal to 105.063% of the principal amount thereof, plus accrued and unpaid interest thereon up to, but not including, the redemption date. The Issuers also intend to redeem the remaining $45,681,000 of the Floating Rate Notes at a redemption price equal to 100.000% of the principal amount thereof, plus accrued and unpaid interest thereon up to, but not including, the redemption date. The redemption is expected to be funded using a portion of the net proceeds from the previously completed initial public offering of Avago Technologies Limited’s ordinary shares and existing cash balances.

This press release is neither an offer to purchase nor a solicitation of an offer to sell the Notes or any other securities, nor does it constitute a notice of redemption of the Notes. A notice of redemption will be sent to all registered holders of Notes by The Bank of New York, the trustee for the Notes.

About Avago Technologies

Avago Technologies is a leading designer, developer and global supplier of analog semiconductor devices for communications, industrial and consumer applications.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements which address our expected future business and financial performance. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Company or industry performance based on management’s judgment, beliefs, current trends and market conditions and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties which could adversely or positively affect future results include cyclicality in the semiconductor industry or in our end markets; the recent financial crisis and its impact on our business, results of operations, and financial condition; fluctuations in interest rates; our ability to generate cash sufficient to service our debt and to fund our research and development, capital expenditures and other business needs; our increased dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our dependence on contract manufacturing and outsourced supply chain; quarterly and annual fluctuations in operating results; loss of our significant customers; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property; our competitive performance and ability to continue achieving design wins with our customers; any expenses associated with resolving customer product and warranty claims; our ability to achieve the growth prospects and synergies expected from our acquisitions; delays and challenges associated with integrating acquired companies with our existing businesses; our ability to improve our cost structure through our manufacturing outsourcing program; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Our Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) and our Quarterly Report on Form 10-Q filed with the SEC on September 3, 2009 (which you may obtain for free at the SEC’s website at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contact

Jacob Sayer

VP Business Development and IR

investor.relations@avagotech.com

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